UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: May 23, 2008
(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)	94404 (Zip Code)

650.358.3456
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 23, 2008, SciClone Pharmaceuticals International Limited, a 100% subsidiary of SciClone Pharmaceuticals, Inc. (collectively, the "Company"), executed a Manufacturing Supply Agreement, dated as of December 31, 2006, with Lonza Sales Limited (the “Agreement”), pursuant to which the Company will purchase active pharmaceutical ingredient for its lead product Zadaxin® (thymalfasin).  The initial term of the Agreement is for three years (through December 31, 2009) with a right of the Company to extend for an additional two-year period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2008	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Friedhelm Blobel
Friedhelm Blobel
President and Chief Executive Officer